Exhibit 10.19.4

LIMITED LIABILITY PARTNERSHIP

CONFORMED COPY

DATED 15 NOVEMBER 2004

ACE LIMITED

as Account Party

ACE BERMUDA INSURANCE LTD.

and

ACE TEMPEST REINSURANCE LTD.

as Guarantors

CITIGROUP GLOBAL MARKETS LIMITED

and

BARCLAYS CAPITAL

as Lead Arrangers

ING BANK, N.V., LONDON BRANCH

as Co-Arranger

CITIBANK INTERNATIONAL plc

as Agent and Security Trustee

and

OTHERS

FIFTH AMENDMENT AND RESTATEMENT AGREEMENT

RELATING TO A LETTER OF CREDIT FACILITY

AGREEMENT ORIGINALLY DATED 19 NOVEMBER 1999

The Exhibit            Form of Amended Facility Agreement

THIS AGREEMENT is dated 15 November 2004 and made between:

(1)	ACE LIMITED (the “Account Party”);

(2)	ACE BERMUDA INSURANCE LTD. and ACE TEMPEST REINSURANCE LTD. (together the “Guarantors”);

(3)	CITIGROUP GLOBAL MARKETS LIMITED and BARCLAYS CAPITAL (the investment banking division of Barclays Bank PLC) (the “Lead Arrangers”);

(4)	ING BANK, N.V., LONDON BRANCH (the “Co-Arranger” and, together with the Lead Arrangers, the “Arrangers”);

(5)	CITIBANK INTERNATIONAL plc (the “Agent” and “Security Trustee”); and

(6)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 as Banks (the “Banks”).

WHEREAS:

(A)	By a dual currency letter of credit facility agreement originally dated 19 November 1999 (a) as amended and restated by an amendment agreement dated 17 November 2000, (b) as amended by an amendment agreement dated 23 October 2001, (c) as amended and restated by an amendment and restatement agreement dated 21 November 2001, (d) as amended and restated by an amendment and restatement agreement dated 19 November 2002 and (e) as amended and restated by an amendment and restatement agreement dated 14 November 2003 (the “Original Facility Agreement”) between (1) the Account Party, (2) the Guarantor named therein, (3) the Arrangers, (4) the Agent and (5) the banks named therein, the Banks granted to the Account Party a letter of credit facility in an aggregate amount of £380,000,000.

(B)	The parties hereto wish to amend the Original Facility Agreement upon the terms and subject to the conditions set out below.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Incorporation of defined terms

Terms defined in the Original Facility Agreement and not otherwise defined herein shall have the same meaning in this Agreement, and the principles of construction set out in the Original Facility Agreement shall apply to this Agreement as if set out in this Agreement in full.

1.2	Other defined terms

In this Agreement:

“Amended Facility Agreement” means the Original Facility Agreement as amended by this Agreement.

“Commencement Date” means the date on which the Agent confirms in writing to the Account Party, the Guarantors and the Banks that it has received, in form and substance satisfactory to it, each of the documents and other items specified in Schedule 2 (Conditions Precedent) to this Agreement.

1.3	Third Party Rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

2.	AMENDMENT AND RESTATEMENT

With effect on and from the Commencement Date, the Original Facility Agreement shall be amended and restated so that it shall be read and construed for all the purposes as set forth in the Exhibit hereto.

3.	REPRESENTATIONS

On the date of this Agreement and on the Commencement Date, the Account Party and the Guarantors shall make the Representations as if each reference in those Representations to “this Agreement” and “the Finance Documents” includes a reference to (a) this Agreement and (b) the Amended Facility Agreement.

4.	CONTINUING OBLIGATIONS AND FURTHER ASSURANCE

4.1	Continuing Obligations

The Original Facility Agreement and the Finance Documents and every clause thereof shall continue to be in full force and effect and binding on the parties thereto save as expressly amended and supplemented by this Agreement.

4.2	Further Assurance

Each of the Account Party and the Guarantors shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.	COSTS, EXPENSES AND FEES

5.1	Transaction Expenses

The Account Party shall promptly on demand pay the Banks the amount of all costs and expenses (including legal fees) reasonably incurred (together with any VAT thereon) by the Banks in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement and the completion of the transactions herein contemplated.

5.2	Enforcement Costs

The Account Party shall, within three Business Days of demand, pay to each Bank the amount of all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred by that Bank in connection with the enforcement of, or the preservation of any rights under this Agreement and any other document referred to in this Agreement.

5.3	Stamp Taxes

The Account Party shall pay and, within three Business Days of demand, indemnify each Bank against any costs, loss or liability that each such Bank incurs in relation to all stamp duty, registration and other similar taxes payable in respect of this Agreement and any other document referred to in this Agreement or any judgment given in connection with this Agreement.

6.	DESIGNATION AS FINANCE DOCUMENT

The Account Party and the Agent designate this Agreement as a Finance Document by execution of this Agreement for the purposes of the definition of Finance Document in the Original Facility Agreement.

7.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with English law.

8.	INCORPORATION OF TERMS

The provisions of clause 31 (Remedies and Waivers, Partial Invalidity) and clause 36 (Jurisdiction) of the Original Facility Agreement shall apply, mutatis mutandis, hereto and as if references therein to “this Agreement” or “the Finance Documents” are references to this Agreement.

9.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE BANKS

Bank	Commitment[1] (£)
Citibank, N.A.	67,000,000

Barclays Bank PLC	67,000,000

ING Bank N.V., London Branch	62,000,000

Calyon New York Branch	43,000,000

National Westminster Bank PLC	43,000,000

The Bank of Tokyo-Mitsubishi Ltd., New York Branch	43,000,000

Lloyds TSB Bank plc	30,000,000

ABN AMRO BANK N.V., London Branch	25,000,000

TOTAL	380,000,000

[1]	Note that the final banks and commitments will need to be agreed once syndication is completed

SCHEDULE 2

CONDITIONS PRECEDENT

1.	In relation to each Obligor:

(i)	confirmation by an Authorised Signatory of the Obligors that there have been no changes to the constitutional documents of such Obligor since, in the case of ACE Tempest Reinsurance Ltd., 14 November 2003, and, in the case of each other Obligor, 21 November 2001;

(ii)	a copy, certified as at the date of this Agreement as a true and up-to-date copy by an Authorised Signatory of such Obligors, of a board resolution of such Obligor approving the execution, delivery and performance of this Agreement and the terms and conditions hereof and authorising a named person or persons to sign this Agreement and any documents to be delivered by such Obligor pursuant hereto;

(iii)	a certificate of an Authorised Signatory of such Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Obligor, this Agreement, and any documents to be delivered by such Obligor pursuant hereto.

2.	An opinion of Clifford Chance, solicitors to the Agent.

3.	An opinion of Maples and Calder, Cayman Islands counsel to the Account Party addressed to the Finance Parties.

4.	An opinion of Conyers, Dill and Pearman, Bermudian counsel to the Account Party addressed to the Finance Parties.

5.	A copy, certified a true copy by an Authorised Signatory of the Account Party, of the financial statements of the Account Party referred to in sub-clauses 15.4.1 and 15.4.2 of Clause 15.4 (Financial Information) of the Amended Facility Agreement.

6.	Evidence satisfactory to the Agent that Lloyd’s agrees to accept deeds of substitution in respect of transfers by Banks.

7.	Evidence satisfactory to the Agent that all Original Letters of Credit will be cancelled by Lloyd’s upon the issue of the Letters of Credit issued under the Amended Facility Agreement on and after the Commencement Date.

8.	Evidence that ACE London Services Limited of ACE Building, 100 Leadenhall Street, London EC3A 3BP has agreed to act as the agent of each Obligor for the service of process in England in respect of this Agreement and the Amended Facility Agreement.

SIGNATURES

The Account Party

ACE LIMITED

By:	Brian Duperreault

By:	Philip Bancroft

By:	Donald Kramer

The Guarantors

ACE BERMUDA INSURANCE LTD.

By:	Andrew Kendrick

By:	Andrew Gibbs

ACE TEMPEST REINSURANCE LTD.

Executed as a deed

By:	David Furby

By:	Augustin Hardart

The Lead Arrangers

CITIGROUP GLOBAL MARKETS LIMITED

By:	Paul Gibbs

BARCLAYS CAPITAL

By:	Niels Pedersen

The Co-Arranger

ING BANK, N.V., LONDON BRANCH

By:	T. Bates

By:	P. Galpin

The Agent and Security Trustee

CITIBANK INTERNATIONAL plc

By:	Paul Gibbs

The Banks

ABN AMRO BANK N.V., LONDON BRANCH

By:	Martyn Taplin

By:	Steve Elliott

BARCLAYS BANK PLC

By:	Neil Holmes

CITIBANK, N.A.

By:	Paul Gibbs

CALYON NEW YORK BRANCH

By:	Sebastian Rocco Peter Rasmussen

ING BANK N.V., LONDON BRANCH

By:	T. Bates

By:	P. Galpin

LLOYDS TSB BANK PLC

By:	Bill Cooper

NATIONAL WESTMINSTER BANK PLC

By:	John Mallett

THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK BRANCH

By:	Jesse A. Reid, Jr.